                                                                    EXHIBIT 99.3


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of the Gaylord Entertainment Company 401(k) Savings Plan (the "Plan") on Form 11-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kimberly Cannon, Chairperson of the Gaylord Entertainment Company 401(k) Savings Plan Benefits Trust Committee, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


/s/ Kimberly Cannon
------------------------------------------------
Kimberly Cannon
Chairperson of the Gaylord Entertainment Company
401(k) Savings Plan Benefits Trust Committee
June 30, 2003